UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________
FORM 8-K
___________________________

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2026
___________________________
PRUDENTIAL FINANCIAL, INC.
(Exact name of registrant as specified in its charter)
___________________________

New Jersey	001-16707	22-3703799
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

751 Broad Street
Newark, NJ 07102
(Address of principal executive offices and zip code)

(973) 802-6000
(Registrant’s telephone number, including area code)
___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, Par Value $.01	PRU	New York Stock Exchange
5.950% Junior Subordinated Notes	PRH	New York Stock Exchange
5.625% Junior Subordinated Notes	PRS	New York Stock Exchange
4.125% Junior Subordinated Notes	PFH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.

The information contained in Item 7.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.02.

Item 7.01    Regulation FD Disclosure.

Prudential Financial, Inc. (the “Company”) is furnishing this Current Report to disclose certain (1) preliminary financial information regarding the quarter ended March 31, 2026, prior to the availability of the Company’s quarterly earnings release and quarterly financial supplement for the period, scheduled for release on May 5, 2026; and (2) segment reporting changes.

Assets Under Management of the PGIM Segment
As of March 31, 2026, assets under management of the PGIM segment were $1.43 trillion.

Other Related Revenues, Net of Related Expenses, of the PGIM Segment
For the quarter ended March 31, 2026, PGIM’s other related revenues, net of related expenses, were approximately $35 million on an adjusted operating income basis.(1) “Other related revenues” include incentive fees, transaction fees, and revenues from seed and co-investments and mortgage originations.

Alternative Investment Income of the General Account
For the quarter ended March 31, 2026, the alternative investment income of the Company’s General Account, excluding the Closed Block Division and Funds Withheld portfolios, (the “GA Portfolio”) is estimated to be approximately $75 - $95 million below the Company’s near-term expectations. “Alternative investment income” includes the adjusted operating income of the GA Portfolio’s interests in private equity, hedge fund and real estate-related investments, as well as real estate investments held through direct ownership, and excludes the results from those interests held by Divested Businesses and unaffiliated investors that have been consolidated on the Company’s balance sheet.

The preliminary financial information presented above for the quarter ended March 31, 2026, is estimated and unaudited and has been prepared in good faith on a basis consistent with prior periods based on information available to management as of the date hereof and constitute forward-looking statements; however, we have not completed our financial closing procedures for the quarter ended March 31, 2026, and our actual results could be materially different from these preliminary financial results.

First Quarter 2026 Resegmentation
Effective January 1, 2026, the Company made the following segment reporting changes to isolate the impacts of certain discontinued products that were previously commingled with the results of actively sold products that more closely reflect the Company’s current strategic focus. These changes are consistent with the Company’s recent organizational changes and strategy and reflect how the chief operating decision maker assesses performance and allocates resources:

•“U.S. Legacy Products” segment: (i) Traditional Variable Annuities with guaranteed living benefit riders and certain other annuity products, previously included in the Individual Retirement Strategies segment, and (ii) Guaranteed Universal Life policies, previously included in the Individual Life segment, have been combined into a new reportable segment named “U.S. Legacy Products.” This segment represents run-off blocks of business consisting of products that are no longer being sold in U.S. markets and will be managed with a focus on reducing risk and optimizing value.

•“Retirement” segment: The blocks of business in the Individual Retirement Strategies segment that were not moved into the U.S. Legacy Products segment, discussed above, consisting primarily of registered index-linked annuity and fixed annuity products, and the products previously included in the Institutional Retirement Strategies segment have been combined into a new reportable segment named “Retirement.” This combined segment better represents the Company’s strategic management, growth trajectory, and resource allocation policies.

•“Individual Life” segment: There were no other impacts to this segment other than the transfer of the Guaranteed Universal Life policies, discussed above. The remaining blocks of business contained within this segment primarily consist of term, indexed universal life, and variable universal life products.

These segment reporting changes are being applied retrospectively and do not have an impact on any of the Company’s previously issued Consolidated Financial Statements.

The Company furnishes herewith, as Exhibit 99.1, a revised version of the Quarterly Financial Supplement (unaudited) for fourth quarter 2025, previously provided to investors on February 3, 2026, to provide investors with historical information reflecting these changes. The updates made for these revisions are highlighted in yellow throughout. The revised supplement does not reflect events occurring after the original filing thereof, nor does it modify or update disclosures in any way other than as required to reflect the resegmentation described above. The unaudited supplemental financial information furnished in Exhibit 99.1 has been prepared by, and is the responsibility of, the Company’s management. This information should be read together with the consolidated financial statements and the related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Company’s Annual Report on Form 10-K, filed on February 12, 2026, and the Company’s other filings with the Securities and Exchange Commission.

The information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Additional materials related to the segment reporting changes discussed herein are available on the Company’s Investor Relations website at www.investor.prudential.com. Investors and others should note that the Company routinely uses its Investor Relations website to post presentations to investors and other important information, including information that may be deemed material to investors. Accordingly, the Company encourages investors and others interested in the Company to review the information that it shares at www.investor.prudential.com. Interested parties may register to receive automatic email alerts when presentations and other information are posted to the Investor Relations website by clicking on “Subscribe to Email Alerts” at www.investor.prudential.com and following the instructions provided.

Certain of the statements included in this report, including those regarding our estimated financial results for the first quarter of 2026 discussed herein, constitute forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words such as “expects”, “believes”, “anticipates”, “includes”, “plans”, “assumes”, “estimates”, “projects”, “intends”, “should”, “will”, “shall”, or variations of such words are generally part of forward-looking statements. Forward-looking statements are made based on management’s current expectations and beliefs concerning future developments and their potential effects upon Prudential Financial, Inc. and its subsidiaries. Prudential Financial, Inc.’s actual results may differ, possibly materially, from expectations or estimates reflected in such forward-looking statements. Certain important factors that could cause actual results to differ, possibly materially, from expectations or estimates reflected in such forward-looking statements can be found in the “Risk Factors” and “Forward-Looking Statements” sections included in Prudential Financial, Inc.’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. Factors that could cause estimated financial results for the first quarter of 2026 presented herein to differ from our actual results include the discovery of new or additional information that impacts accounting estimates, management’s judgment or valuation methodologies underlying these estimated results, and the completion of our financial and other closing procedures and the preparation of our unaudited condensed consolidated financial statements. Prudential Financial, Inc. does not undertake to update any particular forward-looking statement included in this presentation.

(1) The Company analyzes the operating performance of each segment using pre-tax “adjusted operating income.” Adjusted operating income does not equate to “Income (loss) before income taxes and equity in earnings of joint ventures and other operating entities” or “Net income (loss)” as determined in accordance with U.S. GAAP but is the measure of segment profit or loss used by the Company’s chief operating decision maker to evaluate segment performance and allocate resources. Adjusted operating income is calculated by adjusting each segment’s “Income (loss) before income taxes and equity in earnings of joint ventures and other operating entities” for the following items: realized investment gains (losses), net, and related charges and adjustments; change in value of market risk benefits, net of related hedging gains (losses); market experience updates; divested and run-off businesses; equity in earnings of joint ventures and other operating entities and earnings attributable to noncontrolling interests and redeemable noncontrolling interests; and other adjustments. For more information about adjusted operating income, see the “Segment Information” Note to the Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2025.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Revised Quarterly Financial Supplement (unaudited) for Prudential Financial, Inc. for fourth quarter 2025 (furnished and not filed).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 14, 2026

PRUDENTIAL FINANCIAL, INC.

By:	/s/ Robert E. Boyle
Name: Robert E. Boyle Title: Senior Vice President and Principal Accounting Officer